                                                                    EXHIBIT 10.3



                       SECOND AMENDMENT TO LOAN AGREEMENT

     THIS SECOND AMENDMENT TO LOAN AGREEMENT dated as of April 16, 1997, between Harbinger Corporation, a Georgia corporation, f/k/a Harbinger*EDI Services, (the "Company") and NationsBank, N.A. (South), successor by name change to NationsBank of Georgia, N.A. (the "Bank").

                                    RECITALS

     The Company and the Bank have entered into a Loan Agreement dated as of August 15, 1994 (the "Agreement") pursuant to which the Bank made a loan to the Company as amended by that certain First Amendment to Loan Agreement dated as of May 2, 1995 (as amended, the "Loan").

     The Company and the Bank wish to amend certain terms of the Agreement as herein provided.

     NOW THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

     Section 1. Definitions. Unless otherwise defined herein, terms defined in the Agreement shall have the same meanings when used herein.

     Section 2. Amendments. Effective as provided in Section 3 hereof and subject to the provisions of Section 3 hereof, the Agreement is hereby amended as follows:

     (a) Paragraph 2 shall be deleted in its entirety with the following being substituted in lieu thereof.

     "A.          LOAN.  Bank hereby agrees to make loans to the Company in the aggregate principal amount of up to $10,000,000 to be evidenced by certain promissory notes (the promissory notes and any and all renewals, extensions or rearrangements thereof being hereinafter referred to collectively as "the Notes") dated as of the dates and in the amounts set forth on the Note and having maturity dates, repayments terms and interest rates as set forth in the Notes.

     The Loan provides for a revolving line of credit (the "Line") under which the Company may from time to time borrow, repay and reborrow funds. The Line is subject to the Borrowing Base Agreement attached hereto as Exhibit "A" and by reference made a part hereof.

     B. USAGE FEE. Borrower will pay hereafter on September 30, 1994 and on the last day of each month for the period from and including the closing date to and including April 2, 1997, a usage fee at a rate per annum of 25% of 1% of the average daily unused portion of the Line during such period. Borrower will pay hereafter on May 2, 1997 and on the same day of each successive month through and including May 2, 1998 a usage fee at a rate per annum of 3/8ths of 1% of the average daily unused portion of the Line during such period.

     (b) Exhibit "A" shall be replaced in its entirety with the attached Exhibit "A".

     Section 3. Effective Date. The amendments to the Agreement set forth in Section 2 hereof shall be effective and binding on all the parties on and as of April 16, 1997 (or such later date as all the parties hereto may agree) (the "Effective Date"), provided that all the following conditions precedent have been satisfied on such date:

     (a) The Bank shall have received one or more counterparts of this Second Amendment executed by each of the parties hereto.

     (b) All legal matters incident to this Second Amendment shall be satisfactory to counsel for the Bank.

     (c) No Default shall have occurred and be continuing, and the representations of the Company in Section 4 hereof shall be true on and as of the Effective Date with the same force and effect as if made on and as of the Effective Date; and no lawsuit or proceeding shall be pending (or, to the knowledge of the Company, threatened) against the Company or any of its Consolidated Subsidiaries which is likely to have a material adverse effect upon the consolidated financial condition of the Company and its Consolidated Subsidiaries or upon the ability of the Company to carry out the transactions contemplated by this Second Amendment and the Agreement as amended hereby.

     (d) The Bank shall have received certified copies of all corporate action taken by the Company to authorize the execution, delivery and performance of this Second Amendment and the Agreement as amended hereby, and the borrowings under the Agreement as amended hereby, and such other documents as Bank's counsel shall reasonably require.

     Section 4. Representations, Etc. The Company represents covenants and warrants to the Bank that: (i) as of the date hereof no Default has occurred and is continuing; and (ii) the representations and warranties contained in Paragraph 3 of the Agreement as amended hereby, with each reference in such Paragraph 3 to "this Agreement", "hereto", "hereof" and terms of similar import taken as a reference to the Agreement as amended hereby.

     Section 5.          Agreement.

     (a) Except as specifically amended hereby, the Agreement shall remain unchanged and continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. From and after the Effective Date, (i) each reference in the Agreement (including all Exhibits and Schedules thereto) to "this Agreement," "hereto," "hereof" and terms of similar import taken as a reference to the Agreement and all references to the Agreement in any documents, instruments, certificates, notes, bonds or other agreements executed in connection therewith shall be deemed to refer to the Agreement as amended hereby.

     (b) The Company agrees that all collateral given as security for the Agreement secures, and shall continue to secure, the Agreement, as amended hereby.

     (c) The Company waives and releases the Bank from any and all claims and defenses with respect to the Agreement, and any and all documents, instruments, certificates, notes, bonds or other agreements executed in connection therewith.

     (d) This Second Amendment (i) is limited precisely as specified herein and does not constitute nor shall be deemed to constitute a modification, acceptance or waiver of any other provision of the Agreement, or any documents, instruments, certificate, notes, bonds or agreements delivered in connection therewith and (ii) shall not prejudice or be deemed to prejudice any right(s) the Bank may now have or may in the future have under or in connection with the Agreement, or any documents, instruments, certificates, notes, bonds or agreements executed in connection therewith.

     Section 6. Applicable Law. This Second Amendment shall be governed by and construed in accordance with the laws of the State of Georgia.

     Section 7. Expenses. The Company will pay: (i) all out-of-pocket expenses of the Bank in connection with the preparation, execution and delivery of this Second Amendment; (ii) the reasonable fees of counsel to the Bank, including the allocated cost of in- house counsel; and (iii) all taxes, if any, upon any documents or transactions pursuant to this Second Amendment.

     Section 8. Counterparts. This Second Amendment may be executed in any number of counterparts, all of which taken together will constitute one agreement, and any of the parties hereto may execute this Second Amendment by signing any such counterpart.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the day and year first above written.

                                     Harbinger Corporation, f/k/a
                                     Harbinger*EDI Services

                                     By:        /s/ Joel G. Katz
                                        _____________________________

                                     Title:     CFO
                                           __________________________


                                     Attest:    /s/ Laura B. Hartigan
                                            _________________________


                                     [CORPORATE SEAL]

                                     NationsBank, N.A. (South)

                                     By:      /s/ Michael S. Paulson
                                        _____________________________

                                     Name/Title:  Michael S. Paulson, AVP
                                                _________________________